                                                                    Exhibit 99.1


                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Public Accountants....................   F-2
Consolidated Statements of Operations for each of the three
  years in the period ended December 31, 2000, and for the
  period May 17, 1990 (date of inception) to December 31,
  2000......................................................   F-3
Consolidated Balance Sheets as of December 31, 1999 and
  2000......................................................   F-4
Consolidated Statements of Stockholders' Equity for the
  period May 17, 1990 (date of inception) to December 31,
  2000......................................................   F-5
Consolidated Statements of Cash Flows for each of the three
  years in the period ended December 31, 2000 and for the
  period May 17, 1990 (date of inception) to December 31,
  2000......................................................   F-9
Notes to Consolidated Financial Statements..................  F-10

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Board of Directors and Stockholders of Sirius Satellite Radio Inc.:

    We have audited the accompanying consolidated balance sheets of Sirius Satellite Radio Inc. (a Delaware corporation in the development stage) and subsidiary as of December 31, 1999 and 2000, and the related consolidated statements of operations, stockholders' equity and cash flows for the three years in the period ended December 31, 2000 and for the period from inception (May 17, 1990) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Sirius Satellite Radio Inc. and subsidiary, as of December 31, 1999 and 2000, and the results of their operations and their cash flows for the three years in the period ended December 31, 2000 and for the period from May 17, 1990 (date of inception) to December 31, 2000, in conformity with accounting principles generally accepted in the United States.

    The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company is expected to incur additional substantial expenditures to plan and implement its service and to sustain its operations until it generates positive cash flow from operations. The Company's working capital at December 31, 2000 will not be sufficient to meet these objectives as presently structured. This raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this matter are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

                                          ARTHUR ANDERSEN LLP

New York, New York
February 21, 2001

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     CONSOLIDATED STATEMENTS OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                      CUMULATIVE FOR
                                                                                        THE PERIOD
                                                                                       MAY 17, 1990
                                                FOR THE YEARS ENDED DECEMBER 31,    (DATE OF INCEPTION)
                                               ----------------------------------     TO DECEMBER 31,
                                                 1998        1999         2000             2000
                                               ---------   ---------   ----------   -------------------
Revenue......................................  $  --       $  --       $  --             $   --

Operating expenses:
    Engineering design & development.........    (2,150)    (33,134)     (71,000)         (110,550)
    General and administrative...............   (11,247)    (30,384)     (54,634)         (115,562)
    Special charges..........................   (25,682)      --          --               (27,682)
                                               --------    --------    ---------         ---------
        Total operating expenses.............   (39,079)    (63,518)    (125,634)         (253,794)
                                               --------    --------    ---------         ---------
Other income (expense):
    Interest and investment income...........     7,250      17,502       24,485            53,639
    Interest expense.........................   (14,272)    (16,806)     (33,595)          (66,785)
                                               --------    --------    ---------         ---------
                                                 (7,022)        696       (9,110)          (13,146)
                                               --------    --------    ---------         ---------
Loss before income taxes.....................   (46,101)    (62,822)    (134,744)         (266,940)

Income taxes:
    Federal..................................    (1,982)      --          --                (1,982)
    State....................................      (313)      --          --                  (313)
                                               --------    --------    ---------         ---------
Net loss.....................................   (48,396)    (62,822)    (134,744)         (269,235)
                                               --------    --------    ---------         ---------
Preferred stock dividends....................   (19,380)    (30,321)     (39,811)          (91,850)
Preferred stock deemed dividends.............   (11,676)     (3,535)      (8,260)          (75,446)
Accretion of dividends in connection with the
  issuance of warrants on preferred stock....    (6,501)       (303)        (900)           (7,704)
                                               --------    --------    ---------         ---------
Net loss applicable to common stockholders...  $(85,953)   $(96,981)   $(183,715)        $(444,235)
                                               --------    --------    ---------         ---------
                                               --------    --------    ---------         ---------
Net loss per share applicable to common
  stockholders (basic and diluted)...........  $(4.79)     $(3.96)      $(4.72)
                                               --------    --------    ---------
                                               --------    --------    ---------
Weighted average common shares outstanding
  (basic and diluted)........................   17,932      24,470      38,889
                                               --------    --------    ---------
                                               --------    --------    ---------

  The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                          CONSOLIDATED BALANCE SHEETS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                     DECEMBER 31,
                                                              ---------------------------
                                                                  1999           2000
                                                              ------------   ------------
                           ASSETS
Current assets:
   Cash and cash equivalents................................   $   81,809     $   14,397
   Marketable securities, at market.........................      317,810        129,153
   Restricted investments, at amortized cost................       67,454         41,510
   Prepaid expense and other................................          741         13,288
                                                               ----------     ----------
      Total current assets..................................      467,814        198,348
                                                               ----------     ----------
Property and equipment......................................      624,348      1,016,570
Less: accumulated depreciation..............................         (880)        (3,105)
                                                               ----------     ----------
                                                                  623,468      1,013,465
Other assets:
   FCC license..............................................       83,368         83,368
   Debt issue cost, net.....................................       23,053         20,124
   Deposits and other.......................................        8,909          8,277
                                                               ----------     ----------
      Total other assets....................................      115,330        111,769
                                                               ----------     ----------
      Total assets..........................................   $1,206,612     $1,323,582
                                                               ----------     ----------
                                                               ----------     ----------

            LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Accounts payable and accrued expenses....................   $   30,599     $   45,057
   Satellite construction payable...........................       19,275          9,310
   Short-term notes payable.................................      114,075        --
                                                               ----------     ----------
      Total current liabilities.............................      163,949         54,367
Long-term notes payable and accrued interest................      488,690        472,602
Deferred satellite payments and accrued interest............       55,140         60,881
Deferred income taxes.......................................        2,237          2,237
                                                               ----------     ----------
      Total liabilities.....................................      710,016        590,087
                                                               ----------     ----------
Commitments and contingencies:
   10 1/2% Series C Convertible Preferred Stock, no par
    value: 2,025,000 shares authorized, 1,248,776 and no
    shares issued and outstanding at December 31, 1999 and
    2000, respectively (liquidation preferences of $124,878
    and $0), at net carrying value including accrued
    dividends...............................................      149,285        --
   9.2% Series A Junior Cumulative Convertible Preferred
    Stock, $.001 par value: 4,300,000 shares authorized,
    1,461,270 and 1,595,707 shares issued and outstanding at
    December 31, 1999 and 2000, respectively (liquidation
    preferences of $146,127 and $159,571), at net carrying
    value including accrued dividends.......................      148,894        162,380
   9.2% Series B Junior Cumulative Convertible Preferred
    Stock, $.001 par value: 2,100,000 shares authorized,
    655,406 and 715,703 shares issued and outstanding at
    December 31, 1999 and 2000, respectively (liquidation
    preferences of $65,541 and $71,570), at net carrying
    value including accrued dividends.......................       64,238         70,507
   9.2% Series D Junior Cumulative Convertible Preferred
    Stock, $.001 par value: 10,700,000 shares authorized,
    2,145,688 shares issued and outstanding at December 31,
    2000 (liquidation preference of $214,569), at net
    carrying value including accrued dividends..............      --             210,125
Stockholders' equity:
   Preferred stock, $.001 par value: 50,000,000 shares
    authorized 8,000,000 shares designated as 5% Delayed
    Convertible Preferred Stock, none issued or
    outstanding.............................................      --             --
   Common stock, $.001 par value: 200,000,000 shares
    authorized, 28,721,041 and 42,107,957 shares issued and
    outstanding at December 31, 1999 and 2000,
    respectively............................................           29             42
   Additional paid-in capital...............................      268,641        559,676
   Deficit accumulated during the development stage.........     (134,491)      (269,235)
                                                               ----------     ----------
      Total stockholders' equity............................      134,179        290,483
                                                               ----------     ----------
      Total liabilities and stockholders' equity............   $1,206,612     $1,323,582
                                                               ----------     ----------
                                                               ----------     ----------

  The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                   COMMON STOCK
                          ---------------------------------------------------------------
                                                 CLASS A    CLASS A    CLASS B    CLASS B
                            SHARES    AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
                            ------    ------     ------     ------     ------     ------
Initial sale of no par
 value common stock,
 $5.00 per share,
 May 17, 1990...........      11,080  $   55       --       $ --         --       $ --
Initial issuance of
 common stock in
 satisfaction of amount
 due to related party,
 $5.00 per share........      28,920     145       --         --         --         --
Conversion of no par
 value common stock to
 Class A and Class B no
 par value common
 stock..................     (40,000)   (200)    2,000,000     169       360,000      31
Sale of Class B common
 stock, $0.4165 per
 share..................      --        --         --         --         442,000     184
Issuance of Class B
 common stock in
 satisfaction of amount
 due to related party,
 $0.4165 per share......      --        --         --         --          24,000      10
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1990...................      --        --       2,000,000     169       826,000     225
Sale of Class B common
 stock, $0.50 per
 share..................      --        --         --         --         610,000     305
Issuance of Class B
 common stock in
 satisfaction of amount
 due to related party,
 $0.50 per share........      --        --         --         --         300,000     150
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1991...................      --        --       2,000,000     169     1,736,000     680
Sale of Class B common
 stock, $0.50 per
 share..................      --        --         --         --         200,000     100
Issuance of Class B
 common stock in
 satisfaction of amount
 due to related party,
 $0.50 per share........      --        --         --         --         209,580     105
Conversion of note
 payable to related
 party to Class B common
 stock, $0.4165 per
 share..................      --        --         --         --         303,440     126
Conversion of Class A
 and Class B common
 stock to no par value
 common stock...........   4,449,020   1,180    (2,000,000)   (169)   (2,449,020) (1,011)
Sale of no par value
 common stock, $1.25 per
 share..................   1,600,000   2,000       --         --         --         --
Conversion of no par
 value common stock to
 $.001 par value common
 stock..................      --      (3,174)      --         --         --         --
Sale of $.001 par value
 common stock, $5.00 per
 share..................     315,000    --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1992...................   6,364,020       6       --         --         --         --
Sale of $.001 par value
 common stock, $5.00 per
 share, net of
 commissions............   1,029,000       1       --         --         --         --
Compensation expense in
 connection with
 issuance of stock
 options................      --        --         --         --         --         --
Common stock issued in
 connection with
 conversion of note
 payable at $5.00 per
 share..................      60,000    --         --         --         --         --
Common stock issued in
 satisfaction of
 commissions payable,
 $5.00 per share........       4,000    --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December
 31, 1993...............   7,457,020       7       --         --         --         --




                                        DEFICIT      DEFERRED
                                      ACCUMULATED  COMPENSATION
                          ADDITIONAL  DURING THE     ON STOCK
                           PAID-IN    DEVELOPMENT    OPTIONS
                           CAPITAL       STAGE       GRANTED      TOTAL
                           -------       -----       -------      -----
Initial sale of no par
 value common stock,
 $5.00 per share,
 May 17, 1990...........  $  --       $   --       $   --        $    55
Initial issuance of
 common stock in
 satisfaction of amount
 due to related party,
 $5.00 per share........     --           --           --            145
Conversion of no par
 value common stock to
 Class A and Class B no
 par value common
 stock..................     --           --           --          --
Sale of Class B common
 stock, $0.4165 per
 share..................     --           --           --            184
Issuance of Class B
 common stock in
 satisfaction of amount
 due to related party,
 $0.4165 per share......     --           --           --             10
Net loss................     --             (839)      --           (839)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1990...................     --             (839)      --           (445)
Sale of Class B common
 stock, $0.50 per
 share..................     --           --           --            305
Issuance of Class B
 common stock in
 satisfaction of amount
 due to related party,
 $0.50 per share........     --           --           --            150
Net loss................     --             (575)      --           (575)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1991...................     --           (1,414)      --           (565)
Sale of Class B common
 stock, $0.50 per
 share..................     --           --           --            100
Issuance of Class B
 common stock in
 satisfaction of amount
 due to related party,
 $0.50 per share........     --           --           --            105
Conversion of note
 payable to related
 party to Class B common
 stock, $0.4165 per
 share..................     --           --           --            126
Conversion of Class A
 and Class B common
 stock to no par value
 common stock...........     --           --           --          --
Sale of no par value
 common stock, $1.25 per
 share..................     --           --           --          2,000
Conversion of no par
 value common stock to
 $.001 par value common
 stock..................      3,174       --           --          --
Sale of $.001 par value
 common stock, $5.00 per
 share..................      1,575       --           --          1,575
Net loss................     --           (1,551)      --         (1,551)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1992...................      4,749       (2,965)      --          1,790
Sale of $.001 par value
 common stock, $5.00 per
 share, net of
 commissions............      4,882       --           --          4,883
Compensation expense in
 connection with
 issuance of stock
 options................         80       --           --             80
Common stock issued in
 connection with
 conversion of note
 payable at $5.00 per
 share..................        300       --           --            300
Common stock issued in
 satisfaction of
 commissions payable,
 $5.00 per share........         20       --           --             20
Net loss................     --           (6,568)      --         (6,568)
                          ----------  -----------  ------------  -------
Balance, December
 31, 1993...............     10,031       (9,533)      --            505

                                   (continued)
 The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY -- (CONTINUED)
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                   COMMON STOCK
                          ---------------------------------------------------------------
                                                 CLASS A    CLASS A    CLASS B    CLASS B
                            SHARES    AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
                            ------    ------     ------     ------     ------     ------
Sale of $.001 par value
 common stock, $5.00 per
 share, net of
 commissions............     250,000  $ --         --       $ --         --       $ --
Initial public offering
 of Units, consisting of
 two shares of $.001 par
 value common stock and
 one warrant, $10.00 per
 Unit, net of expenses..   1,491,940       2       --         --         --         --
Deferred compensation on
 stock options
 granted................      --        --         --         --         --         --
Forfeiture of stock
 options by officer.....      --        --         --         --         --         --
Compensation expense in
 connection with
 issuance of stock
 options................      --        --         --         --         --         --
Amortization of deferred
 compensation...........      --        --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1994...................   9,198,960       9       --         --         --         --
Common stock issued for
 services rendered,
 between $3.028 and
 $3.916 per share.......     107,000    --         --         --         --         --
Amortization of deferred
 compensation...........      --        --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1995...................   9,305,960       9       --         --         --         --
Exercise of stock
 warrants at $6.00 per
 share..................     791,931       1       --         --         --         --
Exercise of stock options
 by officers, between
 $1.00 and $5.00 per
 share..................     135,000    --         --         --         --         --
Common stock issued for
 services rendered,
 between $5.76 and
 $12.26 per share.......      67,500    --         --         --         --         --
Common stock options
 granted for services
 rendered, to purchase
 60,000 shares at $4.50
 per share..............      --        --         --         --         --         --
Amortization of deferred
 compensation...........      --        --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1996...................  10,300,391      10       --         --         --         --
Exercise of stock
 options between $1.00
 and $2.00 per share....      43,000    --         --         --         --         --
Value of beneficial
 conversion feature on
 5% Delayed Convertible
 Preferred Stock........      --        --         --         --         --         --
Accretion of deemed
 dividend...............      --        --         --         --         --         --
Sale of $.001 par value
 common stock, $13.12
 per share, net of
 expenses...............   1,905,488       2       --         --         --         --
Exchange of 5% Delayed
 Convertible Preferred
 Stock into 10 1/2%
 Series C Convertible
 Preferred Stock........      --        --         --         --         --         --
Conversion of 5% Delayed
 Convertible Preferred
 Stock into $.001 par
 value common stock.....     749,812       1       --         --         --         --
Public offering of $.001
 par value common stock
 at $18.00 per share,
 net of expenses........   3,050,000       3       --         --         --         --
Dividends on preferred
 stock..................      --        --         --         --         --         --
Issuance of fully vested
 in the money stock
 options................      --        --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1997...................  16,048,691      16       --         --         --         --




                                        DEFICIT      DEFERRED
                                      ACCUMULATED  COMPENSATION
                          ADDITIONAL  DURING THE     ON STOCK
                           PAID-IN    DEVELOPMENT    OPTIONS
                           CAPITAL       STAGE       GRANTED      TOTAL
                           -------       -----       -------      -----
Sale of $.001 par value
 common stock, $5.00 per
 share, net of
 commissions............  $   1,159   $   --       $   --        $ 1,159
Initial public offering
 of Units, consisting of
 two shares of $.001 par
 value common stock and
 one warrant, $10.00 per
 Unit, net of expenses..      4,834       --           --          4,836
Deferred compensation on
 stock options
 granted................      1,730       --            (1,730)    --
Forfeiture of stock
 options by officer.....       (207)      --               207     --
Compensation expense in
 connection with
 issuance of stock
 options................        113       --           --            113
Amortization of deferred
 compensation...........     --           --               883       883
Net loss................     --           (4,065)      --         (4,065)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1994...................     17,660      (13,598)         (640)    3,431
Common stock issued for
 services rendered,
 between $3.028 and
 $3.916 per share.......        347       --           --            347
Amortization of deferred
 compensation...........     --           --               320       320
Net loss................     --           (2,107)      --         (2,107)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1995...................     18,007      (15,705)         (320)    1,991
Exercise of stock
 warrants at $6.00 per
 share..................      4,588       --           --          4,589
Exercise of stock options
 by officers, between
 $1.00 and $5.00 per
 share..................        155       --           --            155
Common stock issued for
 services rendered,
 between $5.76 and
 $12.26 per share.......        554       --           --            554
Common stock options
 granted for services
 rendered, to purchase
 60,000 shares at $4.50
 per share..............        120       --           --            120
Amortization of deferred
 compensation...........     --           --               320       320
Net loss................     --           (2,831)      --         (2,831)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1996...................     23,424      (18,536)      --          4,898
Exercise of stock
 options between $1.00
 and $2.00 per share....         56       --           --             56
Value of beneficial
 conversion feature on
 5% Delayed Convertible
 Preferred Stock........     51,975       --           --         51,975
Accretion of deemed
 dividend...............    (51,975)      --           --        (51,975)
Sale of $.001 par value
 common stock, $13.12
 per share, net of
 expenses...............     24,393       --           --         24,395
Exchange of 5% Delayed
 Convertible Preferred
 Stock into 10 1/2%
 Series C Convertible
 Preferred Stock........    (63,450)      --           --        (63,450)
Conversion of 5% Delayed
 Convertible Preferred
 Stock into $.001 par
 value common stock.....     10,280       --           --         10,281
Public offering of $.001
 par value common stock
 at $18.00 per share,
 net of expenses........     46,424       --           --         46,427
Dividends on preferred
 stock..................     (2,338)      --           --         (2,338)
Issuance of fully vested
 in the money stock
 options................        448       --           --            448
Net loss................     --           (4,737)      --         (4,737)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1997...................     39,237      (23,273)      --         15,980

                                   (continued)
 The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY -- (CONTINUED)
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                   COMMON STOCK
                          ---------------------------------------------------------------
                                                 CLASS A    CLASS A    CLASS B    CLASS B
                            SHARES    AMOUNT     SHARES     AMOUNT     SHARES     AMOUNT
                            ------    ------     ------     ------     ------     ------
Sale of $.001 par value
 common stock, $20.00
 per share, net of
 expenses...............   5,000,000  $    5       --       $ --         --       $ --
Exercise of stock
 options between $2.00
 and $4.50 per share....      44,850    --         --         --         --         --
Conversion of 10 1/2%
 Series C Convertible
 Preferred Stock into
 $.001 par value common
 stock..................   2,107,666       2       --         --         --         --
Issuance of $.001 par
 value common stock in
 connection with
 employee benefit
 plan...................       7,742    --         --         --         --         --
Compensation expense in
 connection with vesting
 of stock options.......      --        --         --         --         --         --
Value of beneficial
 conversion feature on
 9.2% Series A Junior
 Cumulative Convertible
 Preferred Stock........      --        --         --         --         --         --
Value of option on 9.2%
 Series B Junior
 Cumulative Convertible
 Preferred Stock........      --        --         --         --         --         --
Amortization of option
 on 9.2% Series B Junior
 Cumulative Convertible
 Preferred Stock........      --        --         --         --         --         --
Accretion of deemed
 dividend...............      --        --         --         --         --         --
Dividends on preferred
 stock..................      --        --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1998...................  23,208,949      23       --         --         --         --
Sale of $.001 par value
 common stock, $24.75
 per share, net of
 expenses...............   3,450,000       4       --         --         --         --
Issuance of warrants in
 connection with 14 1/2%
 Senior Secured Notes
 due 2009...............      --        --         --         --         --         --
Exercise of stock
 options between $2.00
 and $24.38 per share...     205,002    --         --         --         --         --
Conversion of 10 1/2%
 Series C Convertible
 Preferred Stock,
 including accrued
 dividends, into $.001
 par value common
 stock..................   1,409,871       1       --         --         --         --
Conversion of 8 3/4%
 Convertible
 Subordinated Notes due
 2009, including
 interest and related
 costs..................     423,221       1       --         --         --         --
Issuance of $.001 par
 value common stock in
 connection with
 employee benefit
 plan...................      23,998    --         --         --         --         --
Compensation in
 connection with the
 issuance of stock
 options................      --        --         --         --         --         --
Value of premium on
 issuance of 9.2% Series
 B Junior
 Cumulative Convertible
 Preferred Stock........      --        --         --         --         --         --
Amortization of option
 on 9.2% Series B Junior
 Cumulative Convertible
 Preferred Stock........      --        --         --         --         --         --
Accretion of deemed
 dividend...............      --        --         --         --         --         --
Dividends on preferred
 stock..................      --        --         --         --         --         --
Net loss................      --        --         --         --         --         --
                          ----------  -------  -----------  ------   -----------  -------
Balance, December 31,
 1999...................  28,721,041      29       --         --         --         --




                                        DEFICIT      DEFERRED
                                      ACCUMULATED  COMPENSATION
                          ADDITIONAL  DURING THE     ON STOCK
                           PAID-IN    DEVELOPMENT    OPTIONS
                           CAPITAL       STAGE       GRANTED      TOTAL
                           -------       -----       -------      -----
Sale of $.001 par value
 common stock, $20.00
 per share, net of
 expenses...............  $  97,995   $   --       $   --       $ 98,000
Exercise of stock
 options between $2.00
 and $4.50 per share....        140       --           --            140
Conversion of 10 1/2%
 Series C Convertible
 Preferred Stock into
 $.001 par value common
 stock..................     37,654       --           --         37,656
Issuance of $.001 par
 value common stock in
 connection with
 employee benefit
 plan...................        214       --           --            214
Compensation expense in
 connection with vesting
 of stock options.......        950       --           --            950
Value of beneficial
 conversion feature on
 9.2% Series A Junior
 Cumulative Convertible
 Preferred Stock........     10,884       --           --         10,884
Value of option on 9.2%
 Series B Junior
 Cumulative Convertible
 Preferred Stock........     (6,600)      --           --         (6,600)
Amortization of option
 on 9.2% Series B Junior
 Cumulative Convertible
 Preferred Stock........        181       --           --            181
Accretion of deemed
 dividend...............    (11,676)      --           --        (11,676)
Dividends on preferred
 stock..................    (19,380)      --           --        (19,380)
Net loss................     --          (48,396)      --        (48,396)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1998...................    149,599      (71,669)      --         77,953
Sale of $.001 par value
 common stock, $24.75
 per share, net of
 expenses...............     78,133       --           --         78,137
Issuance of warrants in
 connection with 14 1/2%
 Senior Secured Notes
 due 2009...............     31,382       --           --         31,382
Exercise of stock
 options between $2.00
 and $24.38 per share...      1,642       --           --          1,642
Conversion of 10 1/2%
 Series C Convertible
 Preferred Stock,
 including accrued
 dividends, into $.001
 par value common
 stock..................     25,813       --           --         25,814
Conversion of 8 3/4%
 Convertible
 Subordinated Notes due
 2009, including
 interest and related
 costs..................     11,488       --           --         11,489
Issuance of $.001 par
 value common stock in
 connection with
 employee benefit
 plan...................        654       --           --            654
Compensation in
 connection with the
 issuance of stock
 options................        752       --           --            752
Value of premium on
 issuance of 9.2% Series
 B Junior
 Cumulative Convertible
 Preferred Stock........     (3,385)      --           --         (3,385)
Amortization of option
 on 9.2% Series B Junior
 Cumulative Convertible
 Preferred Stock........      6,419       --           --          6,419
Accretion of deemed
 dividend...............     (3,535)      --           --         (3,535)
Dividends on preferred
 stock..................    (30,321)      --           --        (30,321)
Net loss................     --          (62,822)      --        (62,822)
                          ----------  -----------  ------------  -------
Balance, December 31,
 1999...................    268,641     (134,491)      --        134,179

                                   (continued)
 The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
         CONSOLIDATED STATEMENTS OF STOCKHOLDERS' EQUITY -- (CONTINUED)
            (DOLLAR AMOUNTS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                               COMMON STOCK
                          -------------------------------------------------------
                                               CLASS A  CLASS A  CLASS B  CLASS B
                            SHARES    AMOUNT   SHARES   AMOUNT   SHARES   AMOUNT
                            ------    ------   ------   ------   ------   ------
Exercise of stock
 options between $2.88
 and $38.88 per share...     623,326  $    1     --     $ --       --     $ --
Exercise of warrants in
 connection with 14 1/2%
 Senior Secured Notes
 due 2009, $26.45 per
 share..................      43,344    --       --       --       --       --
Exercise of warrants to
 purchase 10 1/2%
 Series C Convertible
 Preferred Stock........      --        --       --       --       --       --
Conversion of 10 1/2%
 Series C Convertible
 Preferred Stock,
 including accrued
 dividends, into $.001
 par value common
 stock..................   8,266,488       8     --       --       --       --
Conversion of 8 3/4%
 Convertible
 Subordinated Notes due
 2009, including
 interest and related
 costs..................   2,134,582       2     --       --       --       --
Sale of $.001 par value
 common stock, $43.66
 per share, net of
 expenses...............   2,290,322       2     --       --       --       --
Issuance of $.001 par
 value common stock in
 connection with
 employee benefit
 plan...................      28,854    --       --       --       --       --
Compensation in
 connection with the
 issuance of common
 stock and stock
 options................      --        --       --       --       --       --
Accretion of deemed
 dividend...............      --        --       --       --       --       --
Dividends on preferred
 stock..................      --        --       --       --       --       --
Net loss................      --        --       --       --       --       --
                          ----------  -------  -------  ------   -------  -------
Balance, December 31,
 2000...................  42,107,957  $   42     --     $ --       --     $ --
                          ----------  -------  -------  ------   -------  -------
                          ----------  -------  -------  ------   -------  -------




                                        DEFICIT      DEFERRED
                                      ACCUMULATED  COMPENSATION
                          ADDITIONAL  DURING THE     ON STOCK
                           PAID-IN    DEVELOPMENT    OPTIONS
                           CAPITAL       STAGE       GRANTED      TOTAL
                           -------       -----       -------      -----
Exercise of stock
 options between $2.88
 and $38.88 per share...  $   7,819   $   --          $--       $  7,820
Exercise of warrants in
 connection with 14 1/2%
 Senior Secured Notes
 due 2009, $26.45 per
 share..................        627       --           --            627
Exercise of warrants to
 purchase 10 1/2%
 Series C Convertible
 Preferred Stock........     (4,443)      --           --         (4,443)
Conversion of 10 1/2%
 Series C Convertible
 Preferred Stock,
 including accrued
 dividends, into $.001
 par value common
 stock..................    164,361       --           --        164,369
Conversion of 8 3/4%
 Convertible
 Subordinated Notes due
 2009, including
 interest and related
 costs..................     63,265       --           --         63,267
Sale of $.001 par value
 common stock, $43.66
 per share, net of
 expenses...............     99,958       --           --         99,960
Issuance of $.001 par
 value common stock in
 connection with
 employee benefit
 plan...................      1,205       --           --          1,205
Compensation in
 connection with the
 issuance of common
 stock and stock
 options................      6,314       --           --          6,314
Accretion of deemed
 dividend...............     (8,260)      --           --         (8,260)
Dividends on preferred
 stock..................    (39,811)      --           --        (39,811)
Net loss................     --         (134,744)      --       (134,744)
                          ----------  -----------     -------   --------
Balance, December 31,
 2000...................  $ 559,676   $ (269,235)     $--       $290,483
                          ----------  -----------     -------   --------
                          ----------  -----------     -------   --------

   The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (IN THOUSANDS)

                                                                                    CUMULATIVE FOR THE
                                                                                   PERIOD MAY 17, 1990
                                               FOR THE YEARS ENDED DECEMBER 31,    (DATE OF INCEPTION)
                                               ---------------------------------     TO DECEMBER 31,
                                                 1998        1999        2000              2000
                                               ---------   ---------   ---------   --------------------
Cash flows from development stage activities:
   Net loss..................................  $ (48,396)  $ (62,822)  $(134,744)       $ (269,235)
   Adjustments to reconcile net loss to net
    cash provided by (used in) development
    stage activities:
      Depreciation expense...................         49         861       2,352             3,516
      Unrealized (gain) loss on marketable
        securities...........................        138      (3,396)      1,606            (2,276)
      Loss on disposal of assets.............        105          10         249               364
      Special charges........................     23,557      --          --                25,557
      Accretion of note payable charged as
        interest expense.....................     25,998      56,199      76,739           160,804
      Compensation expense in connection with
        issuance of common stock and stock
        options..............................        150       1,206       7,176            11,718
      Expense incurred in connection with
        conversion of debt...................     --           1,776      12,655            14,431
   Increase (decrease) in cash and cash
    equivalents resulting from changes in
    assets and liabilities:
      Prepaid expense and other..............        762        (575)    (12,547)          (13,288)
      Due to related party...................     --          --          --                   351
      Other assets...........................     (2,368)     (3,457)      1,065            (4,991)
      Accounts payable and accrued
        expenses.............................      5,062       4,019     (23,025)          (13,454)
      Deferred taxes.........................      2,237      --          --                 2,237
                                               ---------   ---------   ---------        ----------
         Net cash provided by (used in)
           development stage activities......      7,294      (6,179)    (68,474)          (84,266)
                                               ---------   ---------   ---------        ----------
Cash flows from investing activities:
   Sales (purchases) of marketable securities
    and restricted investments, net..........     53,911    (266,422)    212,380          (168,989)
   Purchase of FCC license...................        (22)     --          --               (83,368)
   Purchases of property and equipment.......   (210,510)   (309,059)   (398,442)         (974,002)
   Acquisition of Sky-Highway Radio Corp.....     --          --          --                (2,000)
                                               ---------   ---------   ---------        ----------
         Net cash used in investing
           activities........................   (156,621)   (575,481)   (186,062)       (1,228,359)
                                               ---------   ---------   ---------        ----------
Cash flows from financing activities:
   Proceeds from issuance of notes payable...     70,863     180,399       1,883           253,145
   Proceeds from issuance of common stock,
    net......................................     98,064      78,337     100,301           362,081
   Proceeds from issuance of preferred stock,
    net......................................    129,550      62,900     192,450           505,418
   Proceeds from exercise of stock options
    and warrants.............................        140       1,643       8,447            15,030
   Proceeds from issuance of promissory note
    and units, net...........................     --         190,000      --               306,535
   Proceeds from issuance of promissory notes
    to related parties.......................     --          --          --                 2,965
   Repayment of promissory notes.............     --          --          --                (2,635)
   Repayment of notes payable................     --          --        (115,957)         (115,957)
   Loan from officer.........................     --          --          --                   440
                                               ---------   ---------   ---------        ----------
         Net cash provided by financing
           activities........................    298,617     513,279     187,124         1,327,022
                                               ---------   ---------   ---------        ----------
Net increase (decrease) in cash and cash
 equivalents.................................    149,290     (68,381)    (67,412)           14,397
Cash and cash equivalents at the beginning of
 period......................................        900     150,190      81,809            --
                                               ---------   ---------   ---------        ----------
Cash and cash equivalents at the end of
 period......................................  $ 150,190   $  81,809   $  14,397        $   14,397
                                               ---------   ---------   ---------        ----------
                                               ---------   ---------   ---------        ----------
Supplemental disclosure of cash flow
 information:
   Cash paid during the period for
    interest.................................  $   2,383   $  22,825   $  38,405        $   63,696
   Cash paid during the period for taxes.....  $      58   $  --       $  --            $       58
Supplemental disclosure of non-cash investing
   and financing activities:
   Capitalized interest......................  $  16,243   $  56,567   $  63,728        $  136,538
   Deferred satellite payments, including
    accrued interest.........................  $  31,324   $  23,816   $   5,741        $   60,881
   Common stock issued in satisfaction of
    notes payable and amounts due to related
    parties, including accrued interest......  $  --       $  10,151   $  63,267        $   74,825
   Exchange of 5% Delayed Convertible
    Preferred Stock for 10 1/2%
    Series C Convertible Preferred Stock.....  $  --       $  --       $  --            $  173,687
   Exchange of 10 1/2% Series C Convertible
    Preferred Stock and
    accrued dividends for common stock.......  $  37,656   $  25,814   $ 164,369        $  227,839

  The accompanying notes are an integral part of these consolidated financial statements.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

1. BUSINESS

    Sirius Satellite Radio Inc., a Delaware corporation, is developing a service for broadcasting digital quality music programming via satellites to subscribers' vehicles. We intend to focus on providing a consumer service, and anticipate that the equipment required to receive our broadcasts will be manufactured by consumer electronics manufacturers. In April 1997, we were the winning bidder in an FCC auction for one of two national satellite broadcast licenses with a winning bid of $83.3 million. We paid the bid amount during 1997 and were awarded an FCC license on October 10, 1997.

2. ACCOUNTING POLICIES

  BASIS OF PRESENTATION

    The consolidated financial statements include the accounts of Sirius Satellite Radio Inc. and our wholly owned subsidiary. Intercompany transactions are eliminated in consolidation. Our principal activities to date have included developing our technology, obtaining regulatory approval for our service, constructing four satellites, launching three satellites, constructing our national broadcast studio, acquiring content for our programming, constructing our terrestrial repeater network, arranging for the development of radios capable of receiving our service, strategic planning, market research, recruiting our management team and securing financing for capital expenditures and working capital. We have not yet recognized any revenues, accordingly, our financial statements are presented as those of a development stage enterprise, as prescribed by Statement of Financial Accounting Standards ('SFAS') No. 7, 'Accounting and Reporting by Development Stage Enterprises.'

    Our financial statements for the year ended December 31, 2000 have been prepared on a going concern basis which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. We expect to incur additional substantial expenditures to plan and implement our service and to sustain our operations until we generate positive cash flow from operations. Our working capital at December 31, 2000 will not be sufficient to meet these objectives as presently structured. We plan to raise additional financing through the sale of debt or equity securities or a combination thereof; however, no assurance can be given that such financings will be completed on terms acceptable to us. If we are unable to obtain additional financing, we will be required to curtail our operations. The financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should we be unable to continue as a going concern.

  RISKS AND UNCERTAINTIES

    As a development stage enterprise, our future operations are subject to the risks and uncertainties frequently encountered by companies in new and rapidly evolving markets for satellite products and services. Among the significant risks that have a direct bearing on our results of operations are the unavailability of radios capable of receiving our service and our dependence upon third parties to manufacture and distribute them; the potential risk of delay in implementing our business plan; unproven market for our proposed service; and our need for additional financing.

  USE OF ESTIMATES

    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reported period. The estimates involve judgments with respect to, among other things, various future

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

factors which are difficult to predict and are beyond our control. Actual amounts could differ from these estimates.

  CASH AND CASH EQUIVALENTS

    Cash and cash equivalents consist of cash on hand and investments with original maturities of three months or less.

  MARKETABLE SECURITIES AND RESTRICTED INVESTMENTS

    Marketable securities are classified as trading securities and are stated at market value. Marketable securities consist of obligations of U.S. government agencies and commercial paper issued by major U.S. corporations with high credit ratings. Unrealized holding gains of $3,882 and $2,275 were reflected in earnings at December 31, 1999 and 2000, respectively.

    Restricted investments consist of fixed income securities and are stated at amortized cost plus accrued interest income. Restricted investments are classified as held-to-maturity securities and unrealized holding gains and losses are not reflected in earnings. Unrealized holding losses were $716 and $16 at December 31, 1999 and 2000, respectively. The securities included in restricted investments are restricted to provide for interest payments through May 15, 2002 on our 14 1/2% Senior Secured Notes due 2009.

  PROPERTY AND EQUIPMENT

    All costs incurred to prepare our system for use are capitalized, including interest on funds borrowed to finance construction. To date, such costs consist of satellite construction and launch, broadcast studio equipment, terrestrial repeater network in process and capitalized interest. Charges to operations for depreciation of these items will begin upon commencement of commercial broadcasting. We anticipate that we will depreciate our satellites over 15 years. Depreciation of technical and other equipment is computed on the straight-line method based on estimated useful lives ranging from 3 to 10 years.

    We review our long-lived assets and identifiable intangible assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset is not recoverable. At such time as an impairment in value is identified, the impairment will be quantatively measured in accordance with SFAS No. 121, 'Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed of,' and charged to operations. No material impairment losses have been recognized to date.

  FCC LICENSE

    Our FCC license is recorded at cost and will be amortized using the straight-line method over a period of 40 years. Amortization of our FCC license will begin upon the commencement of commercial broadcasting.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)


  FAIR VALUE

   The carrying amount of cash and cash equivalents, marketable securities and restricted investments approximate fair value because of the short maturity of these investments. The fair value of our redeemable convertible preferred stock was estimated based on the market value of our common stock as of December 31, 2000 (See Note 7). The fair value of our long-term notes payable was estimated using quoted market prices. The following table summarizes the book and fair values of these notes at December 31, 1999 and 2000:

                                                       DECEMBER 31, 1999         DECEMBER 31, 2000
                                                    -----------------------   -----------------------
                                                    BOOK VALUE   FAIR VALUE   BOOK VALUE   FAIR VALUE
                                                    ----------   ----------   ----------   ----------
15% Senior Secured Discount Notes due 2007........   $184,513     $160,342     $218,405     $135,103
14 1/2% Senior Secured Notes due 2009.............    170,427      180,000      173,361      140,000
8 3/4% Convertible Subordinated Notes due 2009....    133,750      217,183       80,836       98,717

  INCOME TAXES

    Deferred income taxes are recognized for the tax consequences in future years as differences between the tax bases of assets and liabilities and their financial reporting amounts at each year-end, based on enacted tax laws and statutory tax rates applicable to the periods in which the differences are expected to affect taxable income. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. Income tax expense is the sum of the tax payable for the period and the change during the period in deferred tax assets and liabilities.

  REDEEMABLE CONVERTIBLE PREFERRED STOCK

    We record redeemable convertible preferred stock on the date of issuance by allocating, when appropriate, a portion of the proceeds that represents a beneficial conversion feature to additional paid-in capital. The beneficial conversion feature (discount) is amortized using the effective interest method and is recognized as a deemed dividend over the shortest period of conversion. The carrying value of the redeemable convertible preferred stock accretes to its liquidation value over the mandatory redemption period. The periodic accretion increases the net loss applicable to common stockholders.

  NET LOSS PER SHARE

    Basic loss per share is based on the weighted average number of outstanding shares of our common stock. Diluted loss per share adjusts the weighted average for the potential dilution that could occur if common stock equivalents (convertible preferred stock, convertible debt, warrants and stock options) were exercised or converted into our common stock. As of December 31, 1998, 1999 and 2000, approximately 16,646,000, 21,127,000 and 28,458,000 common stock equivalents were outstanding, respectively, and were excluded from the calculation of diluted loss per share because they were antidilutive.

  DEFERRED DEBT ISSUANCE COSTS

    Costs associated with the issuance of debt are deferred and amortized to interest expense over the terms of the respective notes using the effective interest rate method.

  STOCK-BASED AWARDS

    We use the intrinsic-value method of accounting for stock-based awards granted to employees as prescribed in Accounting Principles Board Opinion No. 25, 'Accounting for Stock Issued to Employees.' Accordingly, we measure the compensation cost for stock-based awards granted to employees as the excess of the market value of our common stock at the date of grant over the amount which must be paid to acquire our common stock. We have elected the disclosure-only provision of Financial Accounting Standards No. 123 ('SFAS No. 123'), 'Accounting for Stock-Based Compensation,' and have provided pro-forma disclosures on net loss and net loss per share in the notes to the financial statements. Stock-based awards granted to non-employees are accounted for at their fair value in accordance with SFAS No. 123.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

  COMPREHENSIVE INCOME

    In 1997, the Financial Accounting Standards Board ('FASB') issued SFAS
No. 130, 'Reporting Comprehensive Income,' that requires additional reporting with respect to certain changes in assets and liabilities that previously were included in stockholders' equity. During the periods presented, we had no comprehensive income items to report.

  RECENT ACCOUNTING PRONOUNCEMENTS

    In June 1998, the FASB issued SFAS No. 133, 'Accounting for Derivative Instruments and Hedging Activities.' SFAS No. 133 requires companies to record derivatives on the balance sheet as assets or liabilities measured at fair value. Gains or losses resulting from changes in the values of those derivatives would be accounted for depending on the use of the derivative and whether it qualifies for hedge accounting. The key criterion for hedge accounting is that the hedging relationship must be highly effective in achieving offsetting changes in fair value or cash flows. In May 1999, the FASB issued SFAS No. 137, 'Accounting for Derivative Instruments and Hedging Activities -- Deferral of the Effective Date of FASB Statement No. 133,' which deferred the effective date of SFAS No. 133 by one year. As a result, SFAS No. 133 will be effective for all fiscal quarters beginning after June 15, 2000. The FASB amended SFAS No. 133 with SFAS No. 138, 'Accounting for Certain Derivative Instruments and Certain Hedge Activities-an Amendment of FASB Statement No. 133,' for certain derivative instruments and certain hedging activities. The adoption of SFAS
No. 133 will not have a material impact on the financial statements.

  RECLASSIFICATIONS

    Certain amounts in the prior years' financial statements have been reclassified to conform to the current presentation.

3. PROPERTY AND EQUIPMENT

    Property and equipment consist of the following:

                                                            DECEMBER 31,
                                                        ---------------------
                                                          1999        2000
                                                          ----        ----
Satellite-1...........................................  $  --      $  258,379
Satellite-2...........................................     --         269,454
Satellite-3...........................................     --         273,373
Leasehold improvements................................    15,285       20,257
Broadcast studio equipment............................    15,731       18,854
Satellite telemetry, tracking and control equipment...    10,346       15,484
Customer care, billing and conditional access.........     1,645       10,616
Furniture, fixtures and equipment.....................     5,496        9,747
Construction in process...............................   575,845      140,406
                                                        --------   ----------
                                                         624,348    1,016,570
Less: accumulated depreciation........................      (880)      (3,105)
                                                        --------   ----------
    Property and equipment, net.......................  $623,468   $1,013,465
                                                        --------   ----------
                                                        --------   ----------

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

    Construction in process consists of the following:

                                                             DECEMBER 31,
                                                          -------------------
                                                            1999       2000
                                                            ----       ----
Construction of satellites..............................  $375,294   $115,141
Construction of launch vehicles.........................   199,385      --
Construction of terrestrial repeater network............     1,166     25,265
                                                          --------   --------
    Construction in process.............................  $575,845   $140,406
                                                          --------   --------
                                                          --------   --------

    Our satellites were successfully launched on June 30, 2000, September 5, 2000 and November 30, 2000. We received title to our satellites on July 31, 2000, September 29, 2000 and December 22, 2000, following the completion of in-orbit testing of each satellite. We expect our fourth, spare, satellite to be delivered to ground storage in August 2001.

4. SHORT-TERM NOTES PAYABLE

    We entered into a credit agreement with Bank of America and other lenders in July 1998 under which Bank of America and the other lenders provided us a $115,000 term loan facility. The proceeds of the facility were used to fund progress payments for the purchase of launch services and to pay interest, fees and other related expenses. On February 29, 2000, we repaid these loans and cancelled the related credit agreement.

5. LONG-TERM NOTES PAYABLE

    Long-term notes payable consists of the following:

                                                                      DECEMBER 31,
                                                                   -------------------
                                                        MATURITY     1999       2000
                                                        --------     ----       ----
15% Senior Secured Discount Notes due 2007............  12/01/07   $184,513   $218,405
14 1/2% Senior Secured Notes due 2009.................   5/15/09    170,427    173,361
8 3/4% Convertible Subordinated Notes due 2009........   9/29/09    133,750     80,836
                                                                   --------   --------
    Long-term notes payable...........................             $488,690   $472,602
                                                                   --------   --------
                                                                   --------   --------

  15% SENIOR SECURED DISCOUNT NOTES DUE 2007

    In November 1997, we received net proceeds of $116,000 from the issuance of 12,910 units, each consisting of $20 aggregate principal amount at maturity of our 15% Senior Secured Discount Notes due 2007 and a warrant to purchase additional 15% Senior Secured Discount Notes due 2007 in an aggregate principal amount at maturity of $3. Our 15% Senior Secured Discount Notes due
2007 will not require cash interest payments prior to December 1, 2002, and will accrete to a principal amount at stated maturity of $297,000 by that date.
As of December 31, 1999 and 2000, we had accreted interest relating to our 15% Senior Secured Discount Notes due 2007 of $59,488 and $93,381, respectively. Cash interest will be payable semi-annually on each June 1 and December 1 of the remaining years of our 15% Senior Secured Discount Notes due 2007. Our 15% Senior Secured Discount Notes due 2007 are redeemable, at our option, in whole or in part, at any time on or after December 1, 2002 at specified redemption prices plus accrued interest, if any, to the date of redemption. Our 15% Senior Secured Discount Notes due 2007 are senior obligations and are secured by a pledge of the stock of Satellite CD Radio, Inc., our subsidiary that holds our FCC license. The indenture governing our 15% Senior Secured Discount Notes due 2007 contains limitations on our ability to incur additional indebtedness.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

  14 1/2% SENIOR SECURED NOTES DUE 2009

    In May 1999, we received net proceeds of approximately $190,000 from the issuance of 200,000 units, each consisting of $1 aggregate principal amount of our 14 1/2% Senior Secured Notes due 2009 and three warrants, each to purchase
3.65 shares of our common stock. The warrants are exercisable through May 15, 2009 at an exercise price of $28.60 per share. Cash interest is payable semi-annually on each May 15 and November 15 of the remaining years of our 14 1/2% Senior Secured Notes due 2009. We invested $79,300 of the net proceeds of our 14 1/2% Senior Secured Notes due 2009 in a portfolio of U.S. government securities, which we pledged as security for the payment in full of interest on our 14 1/2% Senior Secured Notes due 2009 through May 15, 2002. Our 14 1/2% Senior Secured Notes due 2009 are redeemable, at our option, in whole or in part, at any time on or after May 15, 2004 at a specified redemption price plus accrued interest, if any, to the date of redemption. Our 14 1/2% Senior Secured Notes due 2009 are senior obligations and are secured by a pledge of the stock of Satellite CD Radio, Inc., our subsidiary that holds our FCC license. The indenture governing our 14 1/2% Senior Secured Notes due 2009 contains limitations on our ability to incur additional indebtedness.

    As required by the terms of the warrants issued in conjunction with our 14 1/2% Senior Secured Notes due 2009, we adjusted the number of shares for which each warrant may be exercised and the exercise price per share on January 31, 2000, in connection with the issuance of our 9.2% Series D Cumulative Convertible Preferred Stock. As of December 31, 2000, these warrants may be exercised to purchase 3.947 shares of our common stock at an exercise price per share of $26.45.

  8 3/4% CONVERTIBLE SUBORDINATED NOTES DUE 2009

    In September 1999, we issued $125,000 aggregate principal amount of our 8 3/4% Convertible Subordinated Notes due 2009 in an underwritten public offering resulting in net proceeds of $119,000. In October 1999, we issued an additional $18,750 aggregate principal amount of our 8 3/4% Convertible Subordinated Notes due 2009 to satisfy the underwriters' over-allotment option, resulting in net proceeds of $18,000. Our 8 3/4% Convertible Subordinated Notes due 2009 are convertible, at the option of the holder, unless previously redeemed, into shares of our common stock at any time at a conversion rate of
35.134 shares of common stock per $1 principal amount, subject to certain adjustments. We may redeem our 8 3/4% Convertible Subordinated Notes due 2009, in whole or in part, at our option, on or after September 29, 2002, contingent upon certain circumstances. As of December 31, 2000, we had acquired $62,914 of our 8 3/4% Convertible Subordinated Notes due 2009 in exchange for shares of our common stock. Cash interest is payable semi-annually on each March 29 and September 29 of the remaining years of our 8 3/4% Convertible Subordinated Notes due 2009.

  LEHMAN TERM LOAN FACILITY

    In June 2000, we entered into an agreement with Lehman Commercial Paper Inc. ('Lehman') and Lehman Brothers Inc. pursuant to which Lehman agreed to provide a term loan facility (the 'Lehman Term Loan Facility') for us in the aggregate principal amount of $150,000. The loans under the Lehman Term Loan Facility will be made available to us upon the demonstration of our broadcast system and upon satisfaction of certain customary conditions.

    In connection with the Lehman Term Loan Facility, we have placed into escrow, for the benefit of Lehman, 2,100,000 warrants, each to purchase one share of our common stock at an exercise price of $29.00 per share. 525,000 of these warrants are vested, 1,050,000 of these warrants will vest upon the making of the loans under the Lehman Term Loan Facility and the remaining 525,000 will vest only under certain conditions relating to the performance of our publicly issued senior notes.

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

6. DEFERRED SATELLITE PAYMENTS

    Under an amended and restated contract (the 'Loral Satellite Contract') with Space Systems/Loral, Inc. ('Loral'), Loral agreed to defer certain amounts due under the Loral Satellite Contract. The amounts deferred, which approximate fair value, bear interest at 10% per year and were originally due in quarterly installments beginning in June 2002; however, the agreement governing these deferred amounts provides that this date, and subsequent payment dates, will be extended by the number of days that the achievement of any milestone under the Loral Satellite Contract is delayed beyond the date set forth in the Loral Satellite Contract. Our fourth, ground spare, satellite is expected to be delivered to ground storage in August 2001 and was originally expected to be delivered to ground storage in October 2000. As a result of Loral's delay in delivering this satellite, we do not expect to make any required payments with respect to these deferred amounts until April 2003, at the earliest. We do, however, have the right to prepay any deferred payments together with accrued interest, without penalty. As collateral security for these deferred payments, we have granted Loral a security interest in our terrestrial repeater network.

7. CAPITAL STOCK

  COMMON STOCK, PAR VALUE $.001 PER SHARE

    On September 29, 1994, we completed our initial public offering by issuing 1,491,940 shares of our common stock for net proceeds of approximately $4,800. On August 5, 1997, we sold 1,905,488 shares of our common stock to Loral Space & Communications Ltd. for net proceeds of approximately $24,400. In November 1997, we issued 2,800,000 shares of our common stock for net proceeds of $42,200 in a public offering. In December 1997, we issued an additional 250,000 shares of our common stock, in connection with the partial exercise of the option granted to the underwriters of our November 1997 public offering solely to cover over-allotments, for net proceeds of $4,200. In November 1998, we issued 5,000,000 shares of our common stock to Prime 66 Partners, L.P. for net proceeds of $98,000. In September 1999, we issued 3,000,000 shares of our common stock in an underwritten public offering for net proceeds of approximately $68,000. In October 1999, we issued an additional 450,000 shares of our common stock in connection with the exercise of the option granted to the underwriters of our September 1999 public offering solely to cover over-allotments, for net proceeds of approximately $10,000. In February 2000, we sold 2,290,322 shares of our common stock to DaimlerChrysler Corporation for an aggregate purchase price of approximately $100,000.

    As of December 31, 2000, approximately 43,000,000 shares of our common stock were reserved for issuance in connection with outstanding shares of convertible preferred stock, convertible debt, warrants and stock options.

  PREFERRED STOCK

    In April 1997, we completed a private placement of our 5% Delayed Convertible Preferred Stock. We sold a total of 5,400,000 shares of our 5% Delayed Convertible Preferred Stock for an aggregate price of $135,000. The 5% Delayed Convertible Preferred Stock was immediately convertible at a discount to the fair market value of our common stock and, accordingly, we recorded approximately $52,000 as a deemed dividend in determining net loss attributable to common stockholders.

    In November 1997, we exchanged 1,846,799 shares of our 10 1/2% Series C Convertible Preferred Stock for all outstanding shares of our 5% Delayed Convertible Preferred Stock. Each share of our 10 1/2% Series C Convertible Preferred Stock was convertible into a number of shares of our common stock calculated by dividing the $100.00 per share liquidation preference by a conversion price of $18.00. On March 3, 2000, we notified the holders of our 10 1/2% Series C Convertible Preferred Stock and the holders of all outstanding warrants to purchase our 10 1/2% Series C Convertible Preferred Stock that we would redeem these securities on April 12, 2000. As of April 12, 2000, all of the outstanding warrants to

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

purchase shares of our 10 1/2% Series C Convertible Preferred Stock were exercised and all of the outstanding shares of 10 1/2% Series C Convertible Preferred Stock (including those shares received upon the exercise of such warrants) had been converted into shares of our common stock.

    On December 23, 1998, we completed a transaction with Apollo Investment Fund IV, L.P., a Delaware limited partnership, and Apollo Overseas Partners IV, L.P., a Cayman Islands limited partnership (collectively, the 'Apollo Investors'), pursuant to which we sold to the Apollo Investors 1,350,000 shares of our 9.2% Series A Junior Cumulative Convertible Preferred Stock, par value $.001 per share, for an aggregate purchase price of $135,000. Each share of our 9.2% Series A Junior Cumulative Convertible Preferred Stock is convertible into a number of shares of our common stock calculated by dividing the $100.00 per share liquidation preference (the 'Series A Liquidation Preference') by a conversion price of $30.00. This conversion price is subject to adjustment for certain corporate events. Dividends on our 9.2% Series A Junior Cumulative Convertible Preferred Stock are payable annually in cash or additional shares of our 9.2% Series A Junior Cumulative Convertible Preferred Stock, at our option. From and after November 15, 2001 and prior to November 15, 2003, we may redeem our 9.2% Series A Junior Cumulative Convertible Preferred Stock at the Series A Liquidation Preference, plus any unpaid dividends, provided the price of our common stock is at least $60.00 per share for a period of twenty consecutive trading days immediately preceding the date of the notice of redemption. From and after November 15, 2003, our right to redeem our 9.2% Series A Junior Cumulative Convertible Preferred Stock is not restricted by the market price of our common stock. We are required to redeem all outstanding shares of our 9.2% Series A Junior Cumulative Convertible Preferred Stock at a price equal to the Series A Liquidation Preference plus any unpaid dividends on November 15, 2011. On the date of issuance, the 9.2% Series A Junior Cumulative Convertible Preferred Stock was immediately convertible at a discount to the then fair market value of our common stock and, accordingly, we recorded approximately $11,000 as a deemed dividend in net loss applicable to common stockholders. At December 31, 2000, the estimated fair value of our 9.2% Series A Junior Cumulative Convertible Preferred Stock approximated book value and accrued dividends payable relating to this stock totaled $26,421.

    The Apollo Investors granted to us, in conjunction with the 9.2% Series A Junior Cumulative Convertible Preferred Stock transaction, an option to sell to the Apollo Investors 650,000 shares of our 9.2% Series B Junior Cumulative Convertible Preferred Stock, par value $.001 per share, for an aggregate purchase price of $65,000. We recorded the value of our 9.2% Series B Junior Cumulative Convertible Preferred Stock at fair value and recorded approximately $3,101 of deemed dividends related primarily to the amortization of the value of this option during 1999. We exercised the option to sell our 9.2% Series B Junior Cumulative Convertible Preferred Stock to the Apollo Investors on
October 13, 1999. The terms of our 9.2% Series B Junior Cumulative Convertible Preferred Stock are similar to those of our 9.2% Series A Junior Cumulative Convertible Preferred Stock. At December 31, 2000, the estimated fair value of our 9.2% Series B Junior Cumulative Convertible Preferred Stock approximated book value and accrued dividends payable relating to this stock totaled $7,400.

    On January 31, 2000, we completed a transaction with certain affiliates of The Blackstone Group, L.P. ('Blackstone') pursuant to which we sold to Blackstone 2,000,000 shares of our 9.2% Series D Junior Cumulative Convertible Preferred Stock, par value $.001 per share, for an aggregate purchase price of $200,000. Each share of our 9.2% Series D Junior Cumulative Convertible Preferred Stock is convertible into a number of shares of our common stock calculated by dividing the $100.00 per share liquidation preference (the 'Series D Liquidation Preference') by a conversion price of $34.00. This conversion price is subject to adjustment for certain corporate events. Dividends on our 9.2% Series D Junior Cumulative Convertible Preferred Stock are payable annually in cash or additional shares of our 9.2% Series D Junior Cumulative Convertible Preferred Stock, at our option. From and after December 23, 2002 and prior to December 23, 2004, we may redeem our 9.2% Series D Junior Cumulative Convertible Preferred Stock at the Series D Liquidation Preference, plus any unpaid dividends, provided the price of our common stock is at least $68.00 per share for a period of twenty consecutive

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

trading days immediately preceding the date of the notice of redemption. From and after December 23, 2004, our right to redeem our 9.2% Series D Junior Cumulative Convertible Preferred Stock is not restricted by the market price of our common stock. We are required to redeem all outstanding shares of our 9.2% Series D Junior Cumulative Convertible Preferred Stock at a price equal to the Series D Liquidation Preference plus any unpaid dividends on November 15, 2011. At December 31, 2000, the estimated fair value of our 9.2% Series D Junior Cumulative Convertible Preferred Stock was $188,931 and accrued dividends payable relating to this stock totaled $17,057.

  WARRANTS

    In connection with our initial public offering in 1994, we issued warrants to purchase 745,970 shares of our common stock. Additionally, we issued to the underwriters, as consideration, warrants to purchase 123,560 shares of our common stock. In September 1996, we received proceeds of $4,589 relating to the exercise of 864,848 warrants and the remaining 4,682 warrants expired unexercised. Of the warrants exercised, 764,848 shares of our common stock were issued in exchange for cash at a purchase price of $6.00 per share and 27,083 shares of our common stock were issued in a cashless exercise of 100,000 warrants held by the underwriters.

    In connection with the November 1997 issuance of our 10 1/2% Series C Convertible Preferred Stock, we granted our investment advisor and certain related persons, in lieu of a warrant to purchase shares of 5% Delayed Convertible Preferred Stock, warrants to purchase an aggregate of 177,178 shares of our 10 1/2% Series C Convertible Preferred Stock at an initial exercise price of $68.47 per share. The warrants were convertible at a discount to the then fair market value of our common stock and accordingly, we will record, over the life of the warrant, $1,600 as a deemed dividend in connection with the issuance of warrants on the 10 1/2% Series C Convertible Preferred Stock. During 2000, we accreted dividends of $900 related to this warrant. As of April 12, 2000, all of the outstanding warrants to purchase shares of our 10 1/2% Series C Convertible Preferred Stock had been exercised.

    We granted to an investor warrants to purchase 1,800,000 shares of our common stock at $50.00 per share during the period from June 15, 1998 until June 15, 2005, subject to certain conditions. After June 15, 2000, we may redeem all of these warrants, provided that the price of our common stock is at least $75.00 per share during a specified period.

    As part of our agreement with Ford Motor Company ('Ford') on June 11, 1999, we issued to Ford 4,000,000 warrants, each to purchase one share of our common stock at an exercise price of $30.00 per share. These warrants are exercisable based upon the number of new Ford vehicles equipped to receive our broadcasts Ford manufactures, and are fully exercisable after 4,000,000 new Ford vehicles equipped to receive our broadcasts are manufactured.

    As part of our agreement with DaimlerChrysler Corporation, Mercedes-Benz USA, Inc. and Freightliner Corporation (collectively, 'DaimlerChrysler') on January 28, 2000, we issued to DaimlerChrysler Corporation 4,000,000 warrants, each to purchase one share of our common stock at an exercise price of $60.00 per share. These warrants are exercisable based upon the number of new DaimlerChrysler vehicles equipped to receive our broadcasts DaimlerChrysler manufactures, and are fully exercisable after 4,000,000 new DaimlerChrysler vehicles equipped to receive our broadcasts are manufactured.

8. BENEFIT PLANS

  STOCK OPTION PLANS

    In February 1994, we adopted our 1994 Stock Option Plan (the '1994 Plan') and our 1994 Directors' Nonqualified Stock Option Plan (the 'Directors' Plan'). In June 1999, we adopted our 1999 Long-Term Stock Incentive Plan (the '1999 Plan'). Our stock option plans provide for grants of options as incentives and rewards to encourage employees, officers, consultants and directors in our long term success. Generally, options granted under the plans vest over a four year period and are exercisable for a period of ten years from the date of grant. Compensation expense for options granted to non-

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

employees, included in general and administrative expenses, totaled $260 and $835 for the years ended December 31, 1999 and 2000. As of December 31, 2000, the aggregate number of shares of common stock available for issuance and the common stock available for grant pursuant to the 1994 Plan, the Directors' Plan and the 1999 Plan were 12,766,000 and 4,363,000, respectively.

    The following table summarizes the option activity under all option plans for the years ended December 31, 1998, 1999 and 2000:

                                           1998                   1999                   2000
                                   --------------------   --------------------   --------------------
                                               WEIGHTED               WEIGHTED               WEIGHTED
                                               AVERAGE                AVERAGE                AVERAGE
                                    OPTION     EXERCISE    OPTION     EXERCISE    OPTION     EXERCISE
                                    SHARES      PRICE      SHARES      PRICE      SHARES      PRICE
                                    ------      -----      ------      -----      ------      -----
Outstanding at Beginning of
  Year...........................  1,909,500    $ 8.16    2,453,525    $12.87    6,497,773    $24.56
Granted..........................    659,500    $28.13    4,569,250    $29.88    2,165,178    $37.70
Exercised........................    (44,850)   $ 3.11     (205,002)   $ 8.02     (615,576)   $12.35
Cancelled........................    (70,625)   $18.55     (320,000)   $21.38     (497,400)   $30.02
                                   ---------              ---------              ---------
Outstanding at End of Year.......  2,453,525    $12.87    6,497,773    $24.56    7,549,975    $28.97
                                   ---------              ---------              ---------
                                   ---------              ---------              ---------

    Exercise prices for stock options outstanding as of December 31, 2000 ranged from $1.00 to $63.25. The following table provides certain information with respect to stock options outstanding and exercisable at December 31, 2000:

RANGE OF EXERCISE                                        WEIGHTED AVERAGE       WEIGHTED AVERAGE REMAINING
PRICES PER SHARE               SHARES UNDER OPTION   EXERCISE PRICE PER SHARE   CONTRACTUAL LIFE IN YEARS
----------------               -------------------   ------------------------   -------------------------
OUTSTANDING:
Under $5.00..................         487,500                 $ 3.47                        3.8
$5.00 - $14.99...............         600,322                 $ 9.79                        2.2
$15.00 - $24.99..............         748,163                 $22.32                        9.1
$25.00 - $34.99..............       4,261,200                 $30.72                        8.4
Over $35.....................       1,452,790                 $43.72                        9.3
EXERCISABLE:
Under $5.00..................         447,500                 $ 3.78
$5.00 - $14.99...............         594,322                 $ 9.76
$15.00 - $24.99..............          54,400                 $23.24
$25.00 - $34.99..............       2,124,660                 $30.81
Over $35.....................          53,000                 $37.59

    If we had elected to recognize compensation cost based on the fair value of stock-based awards in accordance with SFAS No. 123, our net loss and net loss per share (basic and diluted) on a pro-forma basis would have been:

                                                          1998       1999       2000
                                                          ----       ----       ----
Net loss -- as reported...............................  $(85,953)  $(96,981)  $(183,715)
Net loss -- pro-forma.................................  $(51,028)  $(99,587)  $(170,637)
Net loss per share -- as reported.....................  $  (4.79)  $  (3.96)  $   (4.72)
Net loss per share -- pro-forma.......................  $  (2.85)  $  (4.07)  $   (4.39)

    The pro-forma expense related to stock options is recognized over the vesting period, generally four years. The fair value of each option grant was estimated using the Black-Scholes option pricing model with the following weighted average assumptions for each year:

                                                              1998    1999    2000
                                                              ----    ----    ----
Risk-free interest rate.....................................  4.72%   6.70%   4.89%
Expected life of options -- years...........................   4.36    4.38    4.38
Expected stock price volatility.............................    75%     70%     72%
Expected dividend yield.....................................    N/A     N/A     N/A

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

  401(k) SAVINGS PLAN

    We sponsor the Sirius Satellite Radio 401(k) Savings Plan (the '401(k) Plan') for eligible employees. The 401(k) Plan allows eligible employees to voluntarily contribute from 1% to 12% of their pretax salary subject to certain defined limits. We may match up to 100% of the voluntary employee contribution in the form of our common stock. Our matching contribution vests at a rate of 33 1/3% each year and is fully vested after three years of employment. Contribution expense resulting from our matching contribution to the 401(k) Plan was $104, $454, $864 and $1,422 for 1998, 1999, 2000 and for the period May 17,
1990 (date of inception) to December 31, 2000, respectively.

9. INCOME TAXES

    The types of temporary differences between the tax bases of assets and liabilities and their financial reporting amounts that give rise to the deferred tax assets and deferred tax liability are as follows:

                                                             DECEMBER 31,
                                                          -------------------
                                                            1999       2000
                                                            ----       ----
Start-up costs capitalized for tax purposes.............  $ 29,198   $  65,586
Net operating loss carryforwards........................    12,262      23,433
Capitalized interest expense............................     6,095      10,841
Other...................................................      (376)      1,198
                                                          --------   ---------
                                                            47,179     101,058
Valuation allowance.....................................   (49,416)   (103,295)
                                                          --------   ---------
Net deferred tax liability..............................  $ (2,237)  $   2,237
                                                          --------   ---------
                                                          --------   ---------

    Realization of deferred tax assets at the balance sheet date is dependent upon future earnings, which are uncertain. Accordingly, a full valuation allowance was recorded against the assets.

    At December 31, 2000, we had net operating loss carryforwards of approximately $57,576 for federal and state income tax purposes available to offset future taxable income. The net operating loss carryforwards expire at various dates beginning in 2008. A significant portion of costs incurred to date has been capitalized for tax purposes as a result of our status as a development stage enterprise. Total start-up costs as of December 31, 2000 were $160,689. Once we begin our active trade or business, these capitalized costs will be amortized over 60 months. The total deferred tax asset related to capitalized start-up costs of $65,586 includes $18,100 which, when realized, would not affect financial statement income but will be recorded directly to stockholders' equity.

10. SPECIAL CHARGES

    During 1998, we decided to enhance our satellite delivery system to include a third in-orbit satellite and to terminate certain launch and orbit related contracts. We recorded special charges totaling $25,682 related primarily to the termination of such contracts.

11. RELATED PARTIES

    Since inception, we have relied upon related parties for certain consulting, legal and management services. We have paid for these services with cash and with the issuance of our common stock. Total cash expenses incurred in transactions with related parties during the years ended December 31, 1998, 1999 and 2000 and the period from May 17, 1990 (date of inception) to December 31, 2000 were $127, $94, $24 and $2,564, respectively. We have also issued common stock in lieu of cash in settlement of other related party liabilities. There were no related party expenses settled with the issuance of common stock during the years ended December 31, 1998, 1999 and 2000. Related party expenses settled with

                   SIRIUS SATELLITE RADIO INC. AND SUBSIDIARY
                        (A DEVELOPMENT STAGE ENTERPRISE)
           NOTES TO CONSOLIDATED FINANCIAL STATEMENTS -- (CONTINUED)
             (DOLLAR AMOUNTS IN THOUSANDS, UNLESS OTHERWISE STATED)

the issuance of common stock for the period from May 17, 1990 (date of inception) to December 31, 2000 were $1,311.

    During the years ended December 31, 1998, 1999 and 2000 we made payments of $2,000, $9,379 and $67 to a financial advisory firm, of which a related party is a partner.

12. LEASES AND RENTALS

    Total rent expense for the years ended December 31, 1998, 1999 and 2000 and the period May 17, 1990 (date of inception) to December 31, 2000 was $1,985, $4,976, $6,712 and $15,156, respectively. Future minimum lease payments under non-cancelable operating leases totaled $100,719 as of December 31, 2000 and are payable as follows:

                      2001........................  $ 7,450
                      2002........................    7,452
                      2003........................    7,454
                      2004........................    7,702
                      2005........................    7,631
                      Thereafter..................   63,030

13. COMMITMENTS AND CONTINGENCIES

  SATELLITE CONSTRUCTION AND LAUNCH SERVICES

    To build and launch the satellites necessary to provide our service, we entered into the Loral Satellite Contract. The Loral Satellite Contract provides for Loral to construct, launch and deliver three satellites in-orbit and checked-out, to construct a fourth satellite for use as a ground spare and to deliver $15,000 of long-lead time parts for a fifth satellite. We are committed to make aggregate payments of $745,890 under the Loral Satellite Contract. As of December 31, 2000, $674,080 of this commitment has been satisfied. Under the Loral Satellite Contract, with the exception of a payment made to Loral in March 1993, payments are made in installments that commenced in April 1997 and will end in October 2004. Future contractual payments are due as follows: $21,810 in 2001, $0 in 2002, $25,000 in 2003 and $25,000 in 2004.

  INTEGRATED CIRCUITS

    During 1998, we signed an agreement with Lucent Technologies, Inc. ('Lucent') pursuant to which Lucent agreed to use commercially reasonable efforts to deliver commercial quantities of integrated circuits ('chip sets'), which will be used in radios capable of receiving our broadcasts. We agreed to pay Lucent the costs of the chip set development work totaling $9,000. On February 1, 1999, we amended and restated this agreement because the design and development of the chip sets required more engineering resources than originally estimated. We estimate that the costs of this development work could total approximately $50,000.